LEGG MASON PARTNERS INSTITUTIONAL TRUST

SUPPLEMENT DATED APRIL 8, 2016

TO THE PROSPECTUSES AND

STATEMENTS OF ADDITIONAL INFORMATION

OF THE FUNDS LISTED IN SCHEDULE A

The following supplements and, to the extent inconsistent therewith, supersedes the information contained in the Prospectus and Statement of Additional Information (“SAI”) for each of the funds listed in Schedule A:

The fund’s website is https://www.leggmason.com/smashfunds.

You may visit the fund’s website for a free copy of a Prospectus or Statement of Additional Information (“SAI”). The fund posts its complete portfolio holdings on its website on a quarterly basis. The fund’s website also contains information regarding how the fund voted proxies (if any) relating to portfolio securities during the most recent 12-month period ended June 30.

SCHEDULE A

LEGG MASON PARTNERS INSTITUTIONAL TRUST	Date of Prospectus and SAI
Western Asset SMASh Series TF Fund	December 23, 2015
Western Asset Municipal High Income SMASh Fund	November 25, 2015
Western Asset SMASh Series C Fund	March 1, 2016
Western Asset SMASh Series EC Fund	March 1, 2016
Western Asset SMASh Series M Fund	March 1, 2016

Please retain this supplement for future reference.

WASX261906